UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2016

___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Acceleron Pharma Inc. (the "Company") Annual Meeting of Stockholders held on June 2, 2016 (the "2016 Annual Meeting"), the Company's stockholders approved the Acceleron Pharma Inc. Short-Term Incentive Compensation Plan (the "STIP") previously approved by the Company's board of directors.

The material terms of the STIP are summarized in Proposal 3 on pages 41 through 43 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2016 (the "Proxy Statement"), which description is incorporated herein by reference. The description of the STIP is qualified in its entirety by reference to the full text of the STIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 2, 2016, the Company held its 2016 Annual Meeting, at which a quorum was present.

At the 2016 Annual Meeting, the stockholders of the Company voted on the following four proposals: (i) to elect Tom Maniatis, Ph.D., Richard F. Pops and Joseph S. Zakrzewski as Class III members of the Company's board of directors, each for a three year term ("Proposal 1"); (ii) to approve, on an advisory basis, the compensation paid to the Company's named executive officers as described in the Proxy Statement ("Proposal 2"); (iii) to approve the Acceleron Pharma Inc. Short-Term Incentive Compensation Plan ("Proposal 3"); and (iv) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 ("Proposal 4").

For Proposal 1, the Company's stockholders elected the nominees listed below to the Company’s board of directors. The votes cast at the 2016 Annual Meeting for Proposal 1 were as follows:

Nominees	For	Withheld	Broker Non-Votes
Tom Maniatis, Ph.D.	27,050,004	21,329	2,165,457
Richard F. Pops	18,824,174	8,247,159	2,165,457
Joseph S. Zakrzewski	27,040,195	31,138	2,165,457

There were no abstentions with respect to Proposal 1.

For Proposal 2, the Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers as described in the Proxy Statement. The votes cast at the 2016 Annual Meeting for Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
26,866,020	203,495	1,818	2,165,457

For Proposal 3, the Company's stockholders approved the Acceleron Pharma Inc. Short-Term Incentive Compensation Plan. The votes cast at the 2016 Annual Meeting for Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
26,952,049	117,362	1,922	2,165,457

For Proposal 4, the stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The votes cast at the 2016 Annual Meeting for Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
29,220,476	8,600	7,714	—

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Acceleron Pharma Inc. Short-Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John Quisel, J.D., Ph.D.
John Quisel, J.D., Ph.D.
Senior Vice President and General Counsel

Date: June 6, 2016

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